EXHIBIT 10(b)

CONSENT OF SHEARMAN & STERLING

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Strategy Series, Inc. filed as part of Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-88849) and to the use of our opinion of counsel, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-88849).

/s/ Shearman & Sterling
Shearman & Sterling

New York, New York April 23, 2003